UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2016

Cogent Communications Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2450 N St NW, Washington, District of Columbia		20037
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-295-4274

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2016, the Board of Directors made awards of restricted stock to the executive officers of the Company pursuant to the Company’s 2004 Incentive Award Plan, as amended.

David Schaeffer, Chairman of the Board, President and Chief Executive Officer of the Company, received an award of 170,000 shares of restricted stock. A portion of the grant, 120,000 shares, will vest in monthly increments of 10,000 shares starting on January 1, 2019 continuing through December 1, 2019. The remaining portion of the grant, 50,000 performance shares will vest in March 2020, after the annual report on Form 10-K for 2019 is filed, based ratably on the Company achieving 15% revenue growth and 20% EBITDA as adjusted growth for the full year 2019. The stock will fully vest on an earlier date if a change of control occurs. The terms and conditions of the grant are set forth in the grant award document filed herewith as Exhibit 10.1.

Each senior Vice President received an award between 12,000 and 24,250 shares of restricted stock, as noted in the table below. Twenty percent of the grant will vest in quarterly increments in March, June, September and December 2019. The remaining twenty percent of the grant will be performance shares that vest on December 31, 2019 based on attainment of customer satisfaction goals. The stock will fully vest on an earlier date if a change of control occurs. The terms and conditions of the grant are set forth in the grant award document filed herewith as Exhibit 10.2.

Name: Robert Beury
Shares Granted: 12,000
Shares Vesting each Quarter: 2,400
Performance Shares: 2,400
Vest Start Date: March 1, 2019

Name: James Bubeck
Shares Granted: 12,000
Shares Vesting each Quarter: 2,400
Performance Shares: 2,400
Vest Start Date: March 1, 2019

Name: Timothy O’Neill
Shares Granted: 12,000
Shares Vesting each Quarter: 2,400
Performance Shares: 2,400
Vest Start Date: March 1, 2019

Name: Thaddeus Weed
Shares Granted: 24,250
Shares Vesting each Quarter: 5,000
Performance Shares: 4,250
Vest Start Date: March 1, 2019

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2016, the Company held its 2016 Annual Meeting of Stockholders at 2450 N Street NW, Washington, DC 20037. Out of 45,265,999 shares outstanding and authorized to vote at the Annual Meeting as of the record date of March 8, 2016, proxies representing 42,904,986 shares, or more than 94.78% of outstanding shares, were voted.

Under the first proposal, the following nominees were elected to the Company’s Board of Directors, each to hold office until his successor is elected and qualified, in the amounts noted below:

David Schaeffer: FOR: 40,592,640; WITHHELD: 290,428
Steven D. Brooks: FOR: 25,064,468; WITHHELD: 15,818,600
Timothy Weingarten: FOR: 25,091,690; WITHHELD: 15,791,378
Richard T. Liebhaber: FOR: 40,605,925; WITHHELD: 277,143
D. Blake Bath: FOR: 40,607,414; WITHHELD: 275,654
Marc Montagner: FOR: 39,929,654; WITHHELD: 953,504

Broker non-votes for the first proposal were 2,021,918 shares.

Stockholders approved the second proposal, ratifying the appointment of Ernst & Young, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016. The vote on this second proposal was as follows: FOR: 42,769,008; AGAINST: 132,417; ABSTAIN: 3,561.

Stockholders approved the third proposal, an advisory vote concerning executive compensation. The vote on this third proposal was as follows: FOR: 22,008,365; AGAINST: 18,667,607; ABSTAIN: 207,096. Broker non-votes for this third proposal were 2,021,918 shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number Description

10.1 Restricted Stock Award, dated as of May 4, 2016, between the Company and David Schaeffer (filed herewith).
10.2 Form of Restricted Stock Award, dated as of May 4, 2016, between the Company and the Vice President named executive officers (filed herewith).

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

May 5, 2016	By:	David Schaeffer

Name: David Schaeffer
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

10.1	Restricted Stock Award, dated as of May 4, 2016, between the Company and David Schaeffer (filed herewith).
10.2	Form of Restricted Stock Award, dated as of May 4, 2016, between the Company and the Vice President named executive officers (filed herewith).